UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-08087887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(203) 504-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

As previously disclosed in L-1 Identity Solutions, Inc.’s (the “Company”) Annual Report on Form 10-K, effective as of January 1, 2009, the Company adopted the provisions of FASB Staff Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement) (FSP APB 14-1) and SFAS 141(R), Business Combinations. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. The resulting debt discount is amortized over the period the convertible debt is expected to be outstanding. SFAS No. 141(R) establishes standards for how the acquirer of a business recognizes and measures in its financial statements identifiable assets acquired, goodwill, liabilities assumed, and any noncontrolling interest in the acquiree. Among other things, SFAS No. 141(R) also requires that transaction costs incurred in connection with an acquisition be expensed, except acquiree costs that meet the criteria of SFAS No. 146.

The provisions of FSP APB 14-1 are required to be applied retrospectively upon adoption. The provisions of SFAS No. 141(R) are applicable to business combinations consummated in fiscal years beginning on or after December 15, 2008, with retroactive application of the provisions related to previously deferred acquisition costs.

In this Current Report on Form 8-K, we are filing our audited consolidated financial statements as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, which give effect to the retrospective application of the relevant provisions of FSP APB 14-1 and SFAS No. 141(R).

The information contained herein does not reflect events or disclosures occurring after the filing of the Form 10-K and does not modify or amend the disclosures therein in any way, except as required in connection with the retroactive application of the accounting standards referred to above. The information contained herein is provided for the information of investors and for incorporation by reference in the Form S-3 and Form S-8 registration statements filed by the Company.

The information in this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Annual Report on Form 10-K and any filings by the Company with the Securities and Exchange Commission to report its financial results subsequent to the filing date of the Form 10-K (subsequent to February 27, 2009), as such subsequent filings will give effect to the retrospective application of the relevant provisions of FSP APB 14-1 and SFAS No. 141(R).

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP (Independent Registered Public Accounting Firm)
99.1*	Audited Financial Statements of L-1 Identity Solutions, Inc. as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008.

____

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2009

L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ James A. DePalma
James A. DePalma Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP (Independent Registered Public Accounting Firm)
99.1*	Audited Financial Statements of L-1 Identity Solutions, Inc. as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008.

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